Earnings Presentation Second Quarter 2013 July 18, 2013 Exhibit 99.2

Safe Harbor Statement

Statements in this presentation concerning the Company’s goals, strategies, and expectations for business and financial results may be "forward-looking statements" within the meaning of the Private Securities
Litigation Reform Act of 1995 and are based on current indicators and expectations.  Whenever you read a statement that is not simply a statement of historical fact (such as when we describe what we "believe,"
"expect," or "anticipate" will occur, and other similar statements), you must remember that our expectations may not be correct, even though we believe they are reasonable. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). You should review this presentation with the understanding that actual future results may be materially different from what we expect.  Many of the factors that will determine these results are beyond our ability to control or predict.  You are cautioned not to put undue reliance on any forward-looking statement.  We do not intend, and undertake no obligation, to update these forward-looking statements.  These statements involve a number of risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the applicable statements.  Such risks include:
(1) Fluctuations in product demand and market acceptance
(2) Uncertainties associated with the general economic conditions in domestic and international markets
(3) Increased competition in our markets
(4) Changes in seasonality
(5) Difficulties in manufacturing operations, such as production outages or maintenance programs
(6) Raw material availability
(7) Fluctuations in raw material costs; fluctuations outside the “normal” range of industry cycles
(8) Changes in laws and regulations and approvals and decisions of courts, regulators, and governmental bodies
Myers Industries, Inc. encourages investors to learn more about these risk factors. A detailed explanation of these factors is available in the Company’s publicly filed quarterly and annual reports, which can be found online at www.myersind.com and at the SEC.gov web site.

Lawn & Garden 2012 identifiable assets	$128.3M
Lawn & Garden 2012 pro forma adj. EBIT with all benefits	$16.5M
Lawn & Garden 2012 pro forma pre-tax return with all benefits	13%

$3.5 $3.5 $3.5
$5.0 $5.0
$8.0
$-
$2.0
$4.0
$6.0
$8.0
$10.0
$12.0
$14.0
$16.0
$18.0
2012 Adj. EBIT* 2012 Adj. EBIT*
with Phase 1
2012 Adj. EBIT*
with Phases 1&2
Lawn & Garden Pro Forma EBIT
Phase 2 Benefits
Phase 1 Benefits
2012 Adjusted Earnings
Before Income Taxes (EBIT)
Lawn & Garden Restructuring

$Millions
*See 2012 Reconciliation of Non-GAAP Financial Measures on slide 12

Q2 Q2
Highlights 2013 2012 B/(W)
Net sales $204.0 $181.1 12.7%
Gross
margin 27.3% 26.2% 4.2%
SG&A $42.7 $37.4 -14.1%
Net
income -
adjusted* $8.4 $5.7 47.9%
Effective
tax rate 30.8% 36.7%
EPS -
adjusted* $0.25 $0.17 47.1%
*See 2013 Reconciliation of Non-GAAP measures on slide 13
Second Quarter 2013 Financial Summary

•
Net sales increased 12.7%
• Material Handling sales
increased 39% as a result of
Novel and Jamco
acquisitions and organic
growth
•
Gross margin 27.3%
compared to 26.2% in Q2
2012
• Productivity improvements
and material cost savings
drove most of the increase
Note: All figures except ratios and percents are $Millions

Second Quarter 2013 Financial Summary

Notes:  All figures except ratios and percents are $Millions
Free Cash Flow = Cash flow from Operations – Capital Expenditures
Six Months Ended Six Months Ended
Cash June 30, June 30,
Highlights 2013 2012
Cash provided
by operations
$30.1 $7.9
Capital
expenditures
$10.2 $8.4
Free cash flow
$19.9 ($0.5)
Dividends
$3.0 $5.0
Balance Sheet June 30, December 31,
Highlights 2013 2012
Long-term debt
$96.0 $92.8
Debt - net of
cash
$73.7 $88.9
Net Debt to total
capital
23.9% 27.9%

Q2 Results
•
Net sales increased 39% as
a result of the Novel &
Jamco acquisitions and
organic growth
•
The increased sales led to
the higher adjusted EBIT
year-over-year
Segment Review – Material Handling

$ Millions
See 2013 Reconciliation of Non-GAAP
measures on slide 13
$9.2
$11.0
$6
$9
$12
Q2 2012 Q2 2013
EBIT - Adjusted
$60.3
$83.8
$0
$10
$20
$30
$40
$50
$60
$70
$80
$90
Q2 2012 Q2 2013
Net Sales

Q2 Results
•
Decreased volumes at the
big box retailers
contributed to the decline
in sales
•
Productivity and material
cost savings drove the
significant increase in
adjusted EBIT
Segment Review – Lawn & Garden

$ Millions
See 2013 Reconciliation of Non-GAAP
measures on slide 13
$42.5
$40.9
$39
$42
$45
Q2 2012 Q2 2013
Net Sales
$(1.5)
$1.2
-$2
-$2
-$1
-$1
$0
$1
$1
$2
Q2 2012 Q2 2013
EBIT - Adjusted

Q2 Results
• New product and increased
equipment sales leading to market
share gains resulted in year-over-
year sales improvement despite a
continued slow replacement tire
market
• A less favorable product mix of
equipment vs. supplies driven by
the slow replacement tire market
and planned IT expenses
contributed to the decrease in
adjusted EBIT
Segment Review – Distribution

$ Millions
See 2013 Reconciliation of Non-GAAP
measures on slide 13
$44.2
$45.9
$25
$30
$35
$40
$45
$50
Q2 2012 Q2 2013
Net Sales
$4.1
$3.9
$0
$5
Q2 2012 Q2 2013
EBIT - Adjusted

Q2 Results
•
Strong marine and RV sales
during the quarter were
offset by lower custom sales
compared to last year
•
Productivity improvements
and a favorable product mix
more than offset the lower
sales
Segment Review – Engineered Products

$ Millions
See 2013 Reconciliation of Non-GAAP
measures on slide 13
$38.6
$37.6
$20
$25
$30
$35
$40
Q2 2012 Q2 2013
Net Sales
$4.7
$5.1
$0
$1
$2
$3
$4
$5
$6
Q2 2012 Q2 2013
EBIT - Adjusted

Second Half 2013 Outlook
Second Half Outlook
• Material Handling
•
Second half results will benefit from the 2012 acquisitions and organic growth
• Lawn & Garden
•
Expect results to continue to improve year-over-year driven by new products, cost reductions, material substitutions and restructuring projects
• Distribution
•
Anticipate continued market share gains in a slow marketplace
• Engineered Products
•
Expect strength in the marine and RV markets to continue
• Overall expect improved results in second half driven by our recent acquisitions, organic growth, continued reinvestment in operations, cost savings and expected benefits from the Lawn & Garden Segment restructuring

Appendix 11

MYERS INDUSTRIES, INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
INCOME (LOSS) BEFORE TAXES BY SEGMENT (UNAUDITED)
(Dollars in millions)

		Twelve Months Ended December 31
		2012
Material Handling		
Income before taxes as reported	$	47.5
Restructuring expenses		0.2
Income before taxes as adjusted		47.7
Lawn & Garden		
Income before taxes as reported		2.9
Restructuring expenses		0.6
Income before taxes as reported		3.5
Distribution		
Income before taxes as reported		14.8
Restructuring expenses		0.7
Gain on building sale		(0.8)
Income before taxes as adjusted		14.7
Engineered Products		
Income before taxes as reported		14.5
Restructuring expenses		1.2
Income before taxes as adjusted		15.7
Corporate and interest expense		
Income (loss) before taxes as reported		(32.4)
Severance and other		1.8
Environmental		0.0
Income (loss) before taxes as adjusted		(30.6)
Consolidated		
Income before taxes as reported		47.3
Restructuring expenses and other adjustments		3.7
Income before taxes as adjusted		51.0
Income taxes		18.9
Net income as adjusted	$	32.1
Adjusted earnings per share		0.94

Note: Numbers in the Corporate and interest expense section above may be rounded for presentation purposes.

Note on Reconciliation of Income and Earnings Data: Income (loss) excluding the items mentioned above in the text of this release and in this reconciliation chart is a non-GAAP financial measure that Myers Industries, Inc. calculates according to the schedule above, using GAAP amounts from the unaudited Consolidated Financial Statements. The Company believes that the excluded items are not primarily related to core operational activities. The Company believes that income (loss) excluding items that are not primarily related to core operating activities is generally viewed as providing useful information regarding a company's operating profitability. Management uses income (loss) excluding these items as well as other financial measures in connection with its decision-making activities. Income (loss) excluding these items should not be considered in isolation or as a substitute for net income (loss), income (loss) before taxes or other consolidated income data prepared in accordance with GAAP. The Company's method for calculating income (loss) excluding these items may not be comparable to methods used by other companies.

2012 Reconciliation of Non-GAAP Measures 12

MYERS INDUSTRIES, INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
INCOME (LOSS) BEFORE TAXES BY SEGMENT (UNAUDITED)
(Dollars in millions, except per share data)

	Quarter Ended June 30		Six Months Ended June 30	
	2013	**2012**	**2013**	**2012**
Material Handling				
Income before taxes as reported	$ 11.0	$ 9.2	$ 20.7	$ 22.4
Restructuring expenses	0.0	0.0	0.2	0.0
Income before taxes as adjusted	11.0	9.2	20.9	22.4
Lawn and Garden				
Income (loss) before taxes as reported	(0.1)	(1.9)	2.2	(0.7)
Restructuring expenses	0.7	0.4	1.1	0.4
Loss on disposal of assets	0.6	0.0	0.6	0.0
Income before taxes as adjusted	1.2	(1.5)	3.9	(0.3)
Distribution				
Income before taxes as reported	3.9	4.3	6.7	7.8
Restructuring expenses	0.0	0.1	0.1	0.5
Gain on building sale	0.0	(0.3)	0.0	(0.3)
Income before taxes as adjusted	3.9	4.1	6.8	8.0
Engineered Products				
Income before taxes as reported	5.1	4.6	10.2	9.2
Restructuring expenses	0.0	0.1	0.0	0.2
Income before taxes as adjusted	5.1	4.7	10.2	9.4
Corporate and interest expense				
Income (loss) before taxes as reported	(7.9)	(7.3)	(15.6)	(13.7)
Income (loss) before taxes as adjusted	(7.9)	(7.3)	(15.6)	(13.7)
Consolidated				
Income before taxes as reported	12.0	8.9	24.2	25.0
Restructuring expenses and other adjustments	1.4	0.3	2.0	0.8
Income before taxes as adjusted	13.4	9.2	26.2	25.8
Income taxes	5.0	3.5	9.7	9.8
Net Income as adjusted	$ 8.4	$ 5.7	$ 16.5	$ 16.0
Adjusted earnings per diluted share	$ 0.25	$ 0.17	$ 0.49	$ 0.47

Note: Numbers in the Corporate and interest expense section above may be rounded for presentation purposes.

Note on Reconciliation of Income and Earnings Data: Income (loss) excluding the items mentioned above in the text of this release and in this reconciliation chart is a non-GAAP financial measure that Myers Industries, Inc. calculates according to the schedule above, using GAAP amounts from the unaudited Consolidated Financial Statements. The Company believes that the excluded items are not primarily related to core operational activities. The Company believes that income (loss) excluding items that are not primarily related to core operating activities is generally viewed as providing useful information regarding a company's operating profitability. Management uses income (loss) excluding these items as well as other financial measures in connection with its decision-making activities. Income (loss) excluding these items should not be considered in isolation or as a substitute for net income (loss), income (loss) before taxes or other consolidated income data prepared in accordance with GAAP. The Company's method for calculating income (loss) excluding these items may not be comparable to methods used by other companies.

2013 Reconciliation of Non-GAAP Measures 13

Market Indicators

Material Handling

MHEM Index

Material Handling Index
Annual rate of change
Shipments
Orders

Source: Material Handling Industry May 2013 Forecast

Lawn & Garden

Housing Starts

Consumer Sentiment

NAHB Housing Forecast

Consumer Sentiment

Source: National Association of Home Builders (NAHB), May 2013; Thomson Reuters/University of Michigan, June 2013

Distribution

Miles Driven

Replacement Tire Shipments,

Gasoline Sales

Key Indicators for the Tire Market

Source: JP Morgan, RMA, Energy Information Administration

Engineered Products

RVIA

Auto Market Forecasts

RV Shipments

Autos and Light Truck Assemblies

Sources: RVIA Forecast, June 2013; FRB G17 Release, April 2013
MAPI Forecast, March 2013

14

MYERS INDUSTRIES, INC.

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